UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02           Results of Operations and Financial Condition.

On August 11, 2022, Super League Gaming, Inc. (the “Company”) released its financial results for the fiscal quarter ended June 30, 2022, and posted on its website a letter to shareholders of the Company (the “Letter to Shareholders”) from the Company's Chief Executive Officer, Ann Hand. The Letter to Shareholders discussed, among other matters, corporate highlights, financial results for the fiscal quarter ended June 30, 2022, and the corporate outlook. Copies of the press release, the financial results and the Letter to Shareholders are attached hereto as Exhibit 99.1, 99.2 and 99.3, respectively.

The Company also made available on its YouTube Channel a video from Ms. Hand and Clayton Haynes, the Company’s Chief Financial Officer, highlighting the Company’s financial results and providing a trip through the Company’s metaverse.  A transcript of the video is attached hereto as Exhibit 99.4.  Copies of the Letter to Shareholders, financial results and transcript are also available on the Company’s website located at https://ir.superleague.com.

Item 7.01           Regulation FD Disclosure.

See Item 2.02.

Disclaimer.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the exhibits filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Press Release issued by Super League Gaming, Inc., dated August 11, 2022.
99.2	Corporate Graphic
99.3	Letter to Shareholders, dated August 11, 2022
99.4	Video Transcript, dated August 11, 2022
104	Cover Page Interactive Data Filed (embedded within the Inline XBRL document)

Disclaimer.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: August 11, 2022	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer